                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  MAY 29, 1998


                              PRIME GROUP REALTY TRUST
               (Exact name of Registrant as specified in its Charter)





     MARYLAND                           1-13589             36-4173047
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
incorporation or organization)          Number)             Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois              60601
     (Address of principal executive offices)                  (Zip Code)

                                   (312) 917-1300
                (Registrant's telephone number, including area code)

                                        N/A
                          (Former name or former address,
                           if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On May 29, 1998, the Company acquired the office property known as 6400 Shafer Court, which is an eight-story Class A office building containing a total of approximately 162,115 square feet of rentable space (approximately 95.0% leased), located in Rosemont, Illinois. The property was purchased from a third party for approximately $22.1 million.

     On June 9, 1998, the Company acquired the office property known as Two Century Centre, which is an eleven-story Class A office building containing a total of approximately 203,140 square feet of rentable office space and 10,821 square feet of rentable retail space (approximately 98.7% leased), located in Schaumburg, Illinois. The property was purchased from a third party for approximately $35.7 million.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements Under Rule 3-14 of Regulation S-X

                                                                          PAGE
                                                                          ----
     Statement of Revenue and Certain Expenses of 6400 Shafer Court

          Report of Independent Auditors                                     5
          Statement of Revenue and Certain Expenses for the year ended
            December 31, 1997                                                6
          Notes to Statement of Revenue and Certain Expenses               7-8

     Statement of Revenue and Certain Expenses of Two Century Centre

          Report of Independent Auditors                                     9
          Statement of Revenue and Certain Expenses for the year ended
            December 31, 1997                                               10
          Notes to Statement of Revenue and Certain Expenses             11-12


(b)  Pro Forma Financial Statements                                         13


The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1998 was prepared as if each of the following had occurred on January 1, 1998: (i) the Company had sold 2.58 million of its common shares of beneficial interest at $19.375 per share (the "Offering") and contributed the net proceeds to Prime Group Realty, L.P. (the "Operating Partnership") and (ii) the Operating Partnership acquired the office properties known as 33 North Dearborn, Commerce Point, 208 South LaSalle Street, 122 South Michigan Avenue, 6400 Shafer Court and Two Century Centre (collectively, the "Acquisitions").

The acquisition of 6400 Shafer and Two Century Centre increased pro forma revenue, expenses and net income by $2,311, $1,540 and $433 (in thousands), respectively, for the three months ended March 31, 1998.

The unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the unaudited Pro Forma Condensed Consolidated Financial Statements and all of the historical financial statements contained in the Company's Form 10-K, Form 10-K/A and Form 10-Q filed with the Securities and Exchange Commission on March 31, 1998, April 28, 1998 and May 15, 1998, respectively. In management's opinion, all adjustments necessary to reflect the effects of the Acquisitions and the Offering have been made.

The unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company is not necessarily indicative of what the actual results of operations would have been assuming the Offering had occurred at the dates indicated above, nor do they purport to represent the future results of operations of the Company.

(c)  Exhibits

None.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PRIME GROUP REALTY TRUST
                                       Registrant

                                       /s/  WILLIAM M. KARNES
                                       ----------------------------
                                       William M. Karnes
                                       Executive Vice President and
                                       Chief Financial Officer

Date:  June 15, 1998

                          REPORT OF INDEPENDENT AUDITORS




Board of Trustees
Prime Group Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of 6400 Shafer Court (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the registration statement on Form S-11 of Prime Group Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP


Chicago, Illinois
April 16, 1998

                                 6400 SHAFER COURT
                     STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                   (IN THOUSANDS)

                                             PERIOD FROM
                                         JANUARY 1, 1998 TO
                                           MARCH 31, 1998      YEAR ENDED
                                             (UNAUDITED)    DECEMBER 31, 1997
                                         ------------------ -----------------
Revenue
Rental . . . . . . . . . . . . . . . . .      $  483           $  1,630
Tenant reimbursements. . . . . . . . . .         369              1,479
Other. . . . . . . . . . . . . . . . . .          --                 57
                                              ------           --------
Total revenue. . . . . . . . . . . . . .         852              3,166
                                              ------           --------
Expenses
Cleaning . . . . . . . . . . . . . . . .          27                 98
Utilities. . . . . . . . . . . . . . . .          63                210
Other property operating . . . . . . . .         165                783
Real estate taxes. . . . . . . . . . . .         194                687
                                              ------           --------
Total expenses . . . . . . . . . . . . .         449              1,778
                                              ------           --------
Revenue in excess of certain expenses. .      $  403           $  1,388
                                              ------           --------
                                              ------           --------

SEE ACCOMPANYING NOTES.

                                  6400 SHAFER COURT
                 NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                    (IN THOUSANDS)

1.   BUSINESS

   The accompanying Statements of Revenue and Certain Expenses relate to the operations of 6400 Shafer Court, an office building located in Chicago, Illinois (the Property). As of March 31, 1998, the Property had 21 tenants (unaudited).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

   The accompanying Statements of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the registration statement on Form S-11 of Prime Group Realty Trust. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Prime Group Realty Trust in future operations of the Property, have been excluded.

REVENUE AND EXPENSE RECOGNITION

   Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

USE OF ESTIMATES

   The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results could differ from these estimates.

3.   INTERIM PERIOD (UNAUDITED)

   The unaudited Statement of Revenue and Certain Expenses for the period from January 1, 1998 to March 31, 1998 has been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the period from January 1, 1998 to March 31, 1998, are not necessarily indicative of future operating results.

4.   RELATED PARTY TRANSACTIONS

   In connection with the operation of the Property, an affiliate of the owner earned management fees equal to 3.3% of gross revenues or $35 (unaudited) or $104 for the period from January 1, 1998 to March 31, 1998 and for the year ended December 31, 1997, respectively, which are included in other property operating expenses.

5.   RENTALS

   The Property has lease agreements with lease terms ranging from one year to twenty years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts. The total future minimum rentals to be received under such noncancelable operating leases as of March 31, 1998, exclusive of tenant reimbursements and contingent rentals, are as follows:

                 YEAR ENDED DECEMBER 31                     AMOUNT
                 ----------------------                    --------
                 1998 . . . . . . . . . . . . . . . . . .  $  1,465
                 1999 . . . . . . . . . . . . . . . . . .     1,659
                 2000 . . . . . . . . . . . . . . . . . .     1,567
                 2001 . . . . . . . . . . . . . . . . . .     1,213
                 2002 . . . . . . . . . . . . . . . . . .       858
                 Thereafter . . . . . . . . . . . . . . .       800
                                                           --------
                                                           $  7,562
                                                           --------
                                                           --------

                          REPORT OF INDEPENDENT AUDITORS



Board of Trustees

Prime Group Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of Two Century Centre (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the registration statement on Form S-11 of Prime Group Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP


Chicago, Illinois
April 23, 1998

                                 TWO CENTURY CENTRE
                     STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                   (IN THOUSANDS)

                                             PERIOD FROM
                                          JANUARY 1, 1998 TO
                                            MARCH 31, 1998       YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1997
                                          ------------------ -----------------
Revenue
Rental . . . . . . . . . . . . . . . . .       $  890           $  2,987
Tenant reimbursements. . . . . . . . . .          569              1,717
                                               ------           --------
Total revenue. . . . . . . . . . . . . .        1,459              4,704
                                               ------           --------
Expenses
Cleaning . . . . . . . . . . . . . . . .           41                163
Utilities. . . . . . . . . . . . . . . .           55                220
Other property operating . . . . . . . .          135                640
Real estate taxes. . . . . . . . . . . .          325              1,185
                                               ------           --------
Total expenses . . . . . . . . . . . . .          556              2,208
                                               ------           --------
Revenue in excess of certain expenses. .       $  903           $  2,496
                                               ------           --------
                                               ------           --------

SEE ACCOMPANYING NOTES.

                                TWO CENTURY CENTRE
               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                  (IN THOUSANDS)

1.   BUSINESS

   The accompanying Statements of Revenue and Certain Expenses relate to the operations of Two Century Centre, an office building located in Schaumburg, Illinois (the Property). As of March 31, 1998, the Property had 10 tenants (unaudited).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

   The accompanying Statements of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the registration statement on Form S-11 of Prime Group Realty Trust. The statements are not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Prime Group Realty Trust in future operations of the Property, have been excluded.

REVENUE AND EXPENSE RECOGNITION

   Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

USE OF ESTIMATES

   The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.

3.   INTERIM PERIOD (UNAUDITED)

   The unaudited Statement of Revenue and Certain Expenses for the period from January 1, 1998 to March 31, 1998 has been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the period from January 1, 1998 to March 31, 1998, are not necessarily indicative of future operating results.

4.   RELATED PARTY TRANSACTIONS

   In connection with the operation of the Property, an affiliate of the owner earned management fees equal to $25 (unaudited) and $100 (the lesser of 2.2% of gross receipts or $100) for the period from January 1, 1998 to March 31, 1998 and for the year ended December 31, 1997, respectively, which are included in other property operating expenses.

5.   RENTALS

   The Property has lease agreements with lease terms ranging from one year to ten years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes. The total future minimum rentals to be received under such noncancelable operating leases as of March 31, 1998, exclusive of tenant reimbursements and contingent rentals, are as follows:

                YEAR ENDED DECEMBER 31                    AMOUNT
                ----------------------                   --------
                1998 . . . . . . . . . . . . . . . . . . $  2,830
                1999 . . . . . . . . . . . . . . . . . .    3,835
                2000 . . . . . . . . . . . . . . . . . .    3,878
                2001 . . . . . . . . . . . . . . . . . .    1,664
                2002 . . . . . . . . . . . . . . . . . .    1,013
                Thereafter . . . . . . . . . . . . . . .    5,228
                                                          -------
                                                          $18,448
                                                          -------
                                                          -------

                             Prime Group Realty Trust
                   Pro Forma Condensed Statement of Operations
                      (in thousands, except per share data)
                                   (UNAUDITED)

                                                     FOR THE THREE
                                                     MONTHS ENDED
                                                       MARCH 31,
                                                         1998
                                                     -------------
REVENUE:
Rental                                                 $  23,889
Tenant reimbursements                                     10,179
Other                                                      2,781
                                                       ---------
TOTAL REVENUE                                             36,849

EXPENSES:
Property operations                                        7,724
Real estate taxes                                          6,923
Depreciation and amortization                              6,216
Interest                                                   7,780
General and administrative                                 1,396
                                                       ---------
TOTAL EXPENSES                                            30,039
                                                       ---------
INCOME BEFORE MINORITY INTEREST                            6,810

MINORITY INTEREST                                         (2,980)
                                                       ---------
NET INCOME                                                 3,830

NET INCOME ALLOCATED TO PREFERRED SHAREHOLDERS              (700)
                                                       ---------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS             $  3,130
                                                       ---------
                                                       ---------
AVERAGE NUMBER OF COMMON SHARES
OF BENEFICIAL INTEREST OUTSTANDING                        15,560
                                                       ---------
                                                       ---------
NET INCOME PER COMMON SHARE OF BENEFICIAL INTEREST       $  0.20
                                                       ---------
                                                       ---------